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                                                                    Exhibit 99.2




                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the quarterly report of Health Sciences Group, Inc. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Fred E. Tannous, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         HEALTH SCIENCES GROUP, INC.

         May 20, 2003           By:         /S/ FRED E. TANNOUS
                                         ---------------------------------------
                                         Fred E. Tannous
                                         Chief Executive Officer,
                                         Principal Financial Officer
                                         and Co-Chairman



                                      -22-



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